Security Federal Corporation and Subsidiaries

EXHIBIT 32

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

Security Federal Corporation and Subsidiaries

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF SECURITY FEDERAL CORPORATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), each of the undersigned hereby certifies in his capacity as an officer of Security Federal Corporation (the “Company”) and in connection with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 that:

1.	the Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.
the information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations as of the dates and for the periods presented in the financial statements included in the Report.

/s/ J. Chris Verenes	/s/ Roy G. Lindburg
J. Chris Verenes	Roy G. Lindburg
Chief Executive Officer	Chief Financial Officer

Dated: November __, 2012